UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11099 North Torrey Pines Road La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosures

On August 12, 2004 at 11:00 a.m. (EDT) we held a mid-year update conference call and live webcast, and provided a business update, reviewed financial results for the first half of 2004, and provided financial guidance.

A transcript of the conference call is attached to this report as an exhibit and is incorporated herein by reference.  On the conference call we disclosed the amount of our operating expenses less stock-based compensation expense, and our expected range for 2004 pro forma net loss per share.  These measures are non-GAAP financial measures.  We believe the non-GAAP financial measures provide useful information to investors regarding our financial condition and results of operations because they provide more detailed information regarding the Company’s financial results than financial measures calculated and presented solely in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

By:	/s/ John Poyhonen
John Poyhonen
Vice President and Chief Financial and Business Officer
Date: August 16, 2004

INDEX TO EXHIBITS

99.1	Transcript of Mid-Year Update Conference Call held on August 12, 2004.